                                                                     EXHIBIT 4.5

                             CERTIFICATE OF TRUST
                                      OF
                             IFC CAPITAL TRUST II


     THIS CERTIFICATE OF TRUST OF IFC CAPITAL TRUST II (the "Trust"), is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, Thomas D. Washburn, Gregory F. Ehlinger and Jody A. Littrell, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

1.   NAME.  The name of the business trust formed hereby is IFC Capital Trust
     II.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
     Attention:  Corporate Trust Administration.

3. EFFECTIVE DATE. This Certificate of Trust shall be effective on August 24, 2000.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                             WILMINGTON TRUST COMPANY, as
                                             trustee


                                             By: /s/ Donald G. Mackelcan
                                                --------------------------------
                                                Name: Donald G. Mackelcan
                                                Title: Vice President

                                             /s/ Thomas D. Washburn , as Trustee
                                             -----------------------
                                             Name:  Thomas D. Washburn

                                             /s/ Gregory F. Ehlinger, as Trustee
                                             -----------------------
                                             Name:  Gregory F. Ehlinger

                                             /s/ Jody A. Littrell   , as Trustee
                                             -----------------------
                                             Name:  Jody A. Littrell